May 7, 2007

DREYFUS MONEY MARKET RESERVES DREYFUS U.S. TREASURY RESERVES DREYFUS MUNICIPAL RESERVES Supplement to Prospectus dated March 1, 2007

     The following supplements and supersedes any contrary information contained in the Prospectus.

Applicable to Dreyfus Municipal Reserves only:

     Effective on or about July 2, 2007, Dreyfus Municipal Reserves will invest in municipal obligations the interest from which is not subject to the federal alternative minimum tax. Although the fund seeks to provide income exempt from federal income tax and, effective on or about July 2, 2007, will invest in municipal obligations the interest from which is not subject to the federal alternative minimum tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax for the tax year ending December 31, 2007. Dreyfus Municipal Reserves intends to change its name, effective on or about January 1, 2008, to Dreyfus AMT Tax-Free Reserves.

     Effective on or about July 2, 2007, Dreyfus Municipal Reserves will calculate its net asset value per share (NAV) three times a day, at 12:00 noon, 3:00 p.m. and 8:00 p.m., on days the New York Stock Exchange is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. If an order to purchase shares of Dreyfus Municipal Reserves is received in proper form by 3:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the NAV determined after the order is accepted and will receive the dividend declared that day. If such an order is received after 3:00 p.m., but by 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

     Effective on or about July 2, 2007, if a request to redeem shares of Dreyfus Municipal Reserves is received in proper form by the fund’s transfer agent or other authorized entity by 3:00 p.m., the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day. If such a request is received after 3:00 p.m., but by 8:00 p.m., the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the next business day, and the shares will receive the dividend declared on that day. Except as otherwise noted above, you will generally receive the proceeds of a redemption within a week. All times are Eastern time.

(Continued on Reverse Side)

     On or about July 2, 2007, Investor shares of Dreyfus Municipal Reserves held by retail shareholders in fund accounts since August 31, 1995 will automatically convert to BASIC shares of Dreyfus Municipal Reserves. BASIC shares will be a new class of shares of the fund investing in the same portfolio of securities and will not be subject to Rule 12b-1 fees. BASIC shares will be offered in a separate prospectus.

Applicable to All Funds:

     Effective on or about July 2, 2007, Investor shares of each fund will be offered primarily to clients of financial institutions that have entered into selling agreements with the fund’s distributor, Dreyfus Service Corporation.

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